                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted
[X]  Definitive Proxy Statement              by Rule 14a-6(a)(b))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          TRANSMONTAIGNE OIL COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

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[_]  Check box if any part of the fee is offset as provided by Exchange Act
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     paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                          TRANSMONTAIGNE OIL COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of Stockholders of TRANSMONTAIGNE OIL COMPANY, a Delaware corporation ("TransMontaigne" or the "Company"), will be held in the Central City Room of the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado, on Thursday, August 28, 1997, at 9:00 a.m., Denver Time, for the following purposes:

  1. To elect seven Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors is nominating the following individuals for election as Directors: Cortlandt S. Dietler, Richard E. Gathright, John
     A. Hill, Bryan H. Lawrence, Harold R. Logan, Jr., William E. Macaulay and Edwin H. Morgens;

  2. To approve the Company's Equity Incentive Plan;

  3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditor for the fiscal year ending April 30, 1998; and

  4. To consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

  These matters are fully discussed in the Proxy Statement. The Company's 1997 Annual Report accompanies the Proxy Statement.

  The Board of Directors has fixed the close of business on July 23, 1997, as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting in person, please indicate your voting instructions on the enclosed Proxy, date and sign it, and return it promptly in the stamped return envelope which is included with these materials. In the event you do attend the meeting in person, you may withdraw your Proxy and vote in person.

                                          By Order of the Board of Directors

                                          FREDERICK W. BOUTIN, Secretary

Denver, Colorado
August 8, 1997
(Approximate mailing date of Proxy materials)

                       PLACE AND TIME OF ANNUAL MEETING

                               CENTRAL CITY ROOM
                              BROWN PALACE HOTEL
                            321 SEVENTEENTH STREET

                Thursday, August 28, 1997 9:00 a.m. Denver Time

                          TRANSMONTAIGNE OIL COMPANY
                              2750 REPUBLIC PLAZA
                            370 SEVENTEENTH STREET
                            DENVER, COLORADO 80202

                                PROXY STATEMENT

                                    GENERAL

  This Proxy Statement and the enclosed Proxy are being mailed on or about August 8, 1997 to Stockholders of record on July 23, 1997 of the common stock, $0.01 par value (the "Common Stock"), of TransMontaigne Oil Company ("TransMontaigne" or the "Company"), in connection with the solicitation of proxies for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), notice of which appears on the preceding page, and at any postponement or adjournment thereof. The Annual Meeting will be held on Thursday, August 28, 1997, at 9:00 a.m., Denver Time, in the Central City Room at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado.

  The cost of soliciting Proxies is being paid by the Company. In addition to the mailings, the Company's officers, Directors and other regular employees, without additional compensation, may solicit Proxies personally or by other appropriate means.

  The Company will request banks, brokerage houses and other institutions, which act as nominees or fiduciaries for owners of Common Stock, to forward this Proxy material to persons for whom they hold shares and to obtain authorization for the execution of Proxies.

  A Stockholder giving a Proxy has the power to revoke the Proxy at any time before it is exercised. A Proxy may be revoked by delivering to the Company an instrument revoking the Proxy or a duly executed Proxy bearing a later date. The powers of the Proxy holders will be suspended if the person executing the Proxy is present at the meeting and elects to vote in person. If the Proxy is neither revoked nor suspended, it will be voted by one or more of the Proxy holders therein named.

                               QUORUM AND VOTING

  On July 23, 1997, the record date for the determination of stockholders entitled to vote at the Annual Meeting, the Company had outstanding 25,809,720 shares of Common Stock. Each of such shares is entitled to one vote at the Annual Meeting. The holders of a majority of the shares entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote. All other matters shall be determined by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote. If no voting direction is indicated on the proxy card, the shares will be considered votes FOR the election of the nominees for Director, FOR the approval of the Equity Incentive Plan, and FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditor for the fiscal year ending April 30, 1998. Proxy cards that are not signed or that are not returned are treated as not voted for any purposes. If a broker indicates on a proxy card that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Abstentions with respect to any matter will be treated as shares present and entitled to vote. The Company knows of no proposals to be considered at the Annual Meeting other than those set forth in the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS

NOMINEES

  The Company's By-laws provide that the number of Directors shall be fixed by its Board of Directors. The number of Directors is presently fixed at seven, and there are no vacancies. The Company has agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve Corporation from time to time to be elected to the Company's Board of Directors so long as their collective ownership in the Company is at least 10%. The affiliates of First Reserve Corporation have designated Mr. Hill and Mr. Macaulay as their nominees for Directors.

  Management has been informed that all Nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, the Proxy holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any Nominee will be unable or unwilling to serve.

  The following sets forth, as to each of the Nominees, such person's age, principal occupations during recent years, and the period during which such person has served as a Director of the Company. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

  CORTLANDT S. DIETLER, age 75, has been the Chairman and Chief Executive Officer of TransMontaigne since April 1995. He was the founder, Chairman, and Chief Executive Officer of Associated Natural Gas Corporation prior to its 1994 merger with PanEnergy Corporation, on whose Board he served as an Advisory Director, prior to its merger with Duke Energy Corporation. He also serves as a Director of Hallador Petroleum Company, Key Production Company, Inc., Forest Oil Corporation and Grease Monkey Holding Corporation. Industry affiliations include: Member, National Petroleum Council; Director, American Petroleum Institute; past Director, Independent Petroleum Association of America; Director, past President and Life Member, Rocky Mountain Oil & Gas Association.

  RICHARD E. GATHRIGHT, age 43, has been the President and Chief Operating Officer of TransMontaigne since September 1996 and a Director since April 1995. From April 1995 until September 1996 he was Executive Vice President of TransMontaigne. He joined a predecessor of TransMontaigne in December 1993. From 1988 to 1993 he served as President and Director of North American Operations in Denver, Colorado for Aberdeen Petroleum PLC, a London-based public company engaged in international oil and gas operations, of which he was also a member of its Board of Directors. Prior to joining Aberdeen Petroleum PLC, he held a number of positions in the energy industry in the areas of procurement, operations and management of oil and gas assets. Mr. Gathright is also a Director of Lion Oil Company.

  JOHN A. HILL, age 55, has been a Director of TransMontaigne since April 1995. Mr. Hill has been Chairman of the Board of First Reserve Corporation since 1983. Mr. Hill is a trustee of the Putnam Funds and is a Director of Weatherford Enterra, Inc., Snyder Oil Corporation, Cal Dive International, Inc. and Domain Energy Corporation.

  BRYAN H. LAWRENCE, age 55, has been a Director of TransMontaigne since April 1991. Mr. Lawrence joined Dillon, Read & Co. Inc., in January 1966 and currently serves as a Managing Director of both Dillon, Read & Co. Inc. and Yorktown Partners LLC. Mr. Lawrence also serves as a Director of Vintage Petroleum, Inc., D&K Wholesale Drug, Inc., Hallador Petroleum Company and Willbros Group, Inc. (each a United States public company), Benson Petroleum Ltd. and Cavell Energy Corporation (each a Canadian public company), and certain non-public companies in which affiliates of Dillon, Read & Co. Inc. hold equity interests including Meenan Oil Co., L.P., Fintube Limited Partnership, Interenergy Corporation, PetroSantander Inc., Strega Energy Inc. and Savoy Energy, L.P.

  HAROLD R. LOGAN, JR., age 52, has been Executive Vice President/Finance and a Director of TransMontaigne since April 1995. From 1985 to 1994, Mr. Logan was Senior Vice President/Finance and a

Director of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation, Mr. Logan was with Dillon, Read & Co. Inc. and Rothschild, Inc. In addition, Mr. Logan is a Director of Snyder Oil Corporation, Suburban Propane Partners, L.P. and Union Bank & Trust in Denver.

  WILLIAM E. MACAULAY, age 51, has been a Director of TransMontaigne since April 1995. Mr. Macaulay has been President and Chief Executive Officer of First Reserve Corporation since 1983. Mr. Macaulay is a Director of Weatherford Enterra, Inc., Maverick Tube Corporation, National Oilwell, Inc., Hugoton Energy Corporation, Cal Dive International, Inc. and Domain Energy Corporation.

  EDWIN H. MORGENS, age 56, was appointed a Director of TransMontaigne in June 1996. Mr. Morgens has been Chairman of Morgens, Waterfall, Vintiadis & Co., Inc., a financial services firm, since 1970. Mr. Morgens is also a managing member of MW Capital L.L.C., a New York investment limited partnership, and serves as president of Prime, Inc., the corporate general partner of a Delaware investment partnership, and as managing member of MW Management, L.L.C., a Delaware investment limited liability corporation.

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

  During 1997 the Board of Directors met on five occasions. No Director attended fewer than 80 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which he served. The Board has Audit and Compensation Committees. In accordance with the By-laws of the Company, the Board of Directors elects from its members the members of each committee who serve at the pleasure of the board. The Board of Directors, as a whole, is responsible for nominating Directors and has not formed a committee for such purpose.

  The Audit Committee met five times during 1997 and is composed of nonemployee Directors. The Audit Committee annually considers the qualifications of the independent auditors of the Company and makes recommendations to the Board on the engagement of the independent auditors. The Audit Committee oversees and monitors the Company's independent audit process to assure that the resources allocated to that process are adequate and utilized effectively. The members of the Audit Committee are John A. Hill and Edwin H. Morgens.

  The Compensation Committee approves the salaries of the executive officers of the Company and administers its stock option plans, including the selection of the individuals to be granted awards from among those eligible to participate. The Company currently has two stock option plans--the TransMontaigne Oil Company Employees' Stock Option Plan (the "1995 Option Plan") and the Amended and Restated Employee Nonqualified Stock Option Plan (the "1991 Option Plan"). During the Company's 1997 fiscal year no stock options were awarded. During the 1997 fiscal year, the Compensation Committee met five times. Prior to April 30, 1997 the members of the Compensation Committee were Cortlandt S. Dietler and Richard E. Gathright. Since such date the members of the Compensation Committee have been John A. Hill and Bryan H. Lawrence. A Report of the Compensation Committee on Executive Compensation is set forth below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the 1997 fiscal year the Compensation Committee of the Board of Directors consisted of Cortlandt S. Dietler and Richard E. Gathright. During the fiscal year ending April 30, 1997 there were no compensation committee interlocks between the Company and any other entity.

  Richard E. Gathright, the President and Chief Operating Officer and a Director of the Company, is also a Director of Lion Oil Company, in which a 65% owned subsidiary of the Company owns 27.75%. Wholly-owned subsidiaries of the Company purchased $49,700,000 of refined petroleum products from and sold $10,900,000 of refined petroleum products to Lion Oil Company in the year ended April 30, 1997, all of which product purchases were made at market prices negotiated between said wholly-owned subsidiaries and Lion Oil Company or through independent brokers. The Company believes the prices paid by and to Lion Oil Company were comparable to prices that would have been paid by and to independent third parties.

  Bryan H. Lawrence, a Director of the Company, is also a Director of Interenergy Corporation ("Interenergy") and a Director and an affiliate of its majority shareholder. Interenergy participates with the Company in a partnership which owns certain gas gathering and processing assets near Lignite, North Dakota. Day-to-day management of the partnership is provided by Interenergy for a management fee of $15,000 per month, while major decisions are made by a management committee consisting of two members each from a subsidiary of the Company and Interenergy. Interenergy purchased $960,794 of gas from the partnership during the twelve month period ending April 30, 1997. The Company believes that the prices received by the partnership were no less than the prices that would have been received from an independent third party.

  Pursuant to a private placement agreement (i) First Reserve Fund VI, Limited Partnership and other partnerships managed by First Reserve Corporation, Yorktown Energy Partners, L.P. and other venture capital funds managed by, and shares owned by, officers of Dillon, Read & Co. Inc., and Waterwagon & Co., nominee for Merrill Lynch Growth Fund for Investment and Retirement, have the right to require the Company to register their shares under the Securities Act of 1933; and (ii) the Company agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve Corporation from time to time to be elected to the Company's Board of Directors so long as their collective ownership in the Company is at least 10%. The affiliates of First Reserve Corporation have designated John A. Hill and William E. Macaulay as their nominees for Directors.

  During the fiscal year 1997, the Company paid $71,970 to Arapahoe Development, Inc. ("Arapahoe"), 50% of which was owned by Cortlandt S. Dietler, a Director and the Chief Executive Officer of the Company, for flights aboard an aircraft 66 2/3% owned by Arapahoe. The Company believes that the prices paid for those flights were competitive with rates charged by other aircraft leasing companies for similar services. Subsequent to the end of the Company's fiscal year, the Company bought a 33 1/3% interest in the aircraft from Arapahoe. Prior to this transaction Cortlandt S. Dietler owned 50% of Arapahoe and subsequent to the transaction he owned all of Arapahoe. The Company paid $725,000 to Arapahoe for its interest, a price which it believes to be fair market value. The Company will pay 33 1/3% of all fixed costs and its share of variable costs, based on usage.

COMPENSATION OF DIRECTORS

  Employee Directors receive no additional compensation for services on the Board of Directors or Committees of the Board. Directors who are not employees are paid $12,000 annually, payable quarterly in arrears. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any Committee or otherwise by reason of their being a Director.

                                  MANAGEMENT

  The following table sets forth the names, ages and positions of the executive officers and key employees of TransMontaigne:

 NAME                               AGE POSITION
 ----                               --- --------

 Cortlandt S. Dietler.............   75 Chairman, Chief Executive Officer and
                                        Director
 Richard E. Gathright.............   43 President, Chief Operating Officer and
                                        Director
 Harold R. Logan, Jr. ............   52 Executive Vice President/Finance,
                                        Treasurer and Director
 W. A. Sikora.....................   60 Executive Vice President
 Frederick W. Boutin..............   42 Senior Vice President and Corporate
                                        Secretary
 Rodney S. Pless..................   36 Vice President and Chief Accounting
                                        Officer
 Robert W. Bradberry..............   43 President of TransMontaigne Product
                                        Services Inc.
 Robert J. Clark..................   52 President of Bear Paw Energy Inc.
 Larry F. Clynch..................   52 President of TransMontaigne
                                        Transportation Services Inc.

  See "Election of Directors" for additional information with respect to Messrs. Dietler, Gathright and Logan.

  W. A. SIKORA became Executive Vice President of TransMontaigne in September1996 and is also currently the Executive Vice President of TransMontaigne Transportation Services Inc. and TransMontaigne Product Services Inc. and was Senior Vice President and Chief Financial Officer of a subsidiary of TransMontaigne from May 1995 to September 1996. From November 1993 until April 1995, he was a consultant to the subsidiary. Prior to that time he provided financial advisory services to the executive management of publicly-owned and privately-held companies, with particular emphasis in the energy industry. He was previously a partner with Peat Marwick Mitchell & Co. (a predecessor to KPMG Peat Marwick LLP) and Touche Ross & Co. (a predecessor to Deloitte & Touche). In April 1996 Mr. Sikora filed a petition under Chapter 7 of the United States Bankruptcy Code which was discharged in October 1996.

  FREDERICK W. BOUTIN has been the Senior Vice President of TransMontaigne since April 1995. Prior to his employment with TransMontaigne, Mr. Boutin was a Vice President of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation in 1985, Mr. Boutin was with KPMG Peat Marwick LLP.

  RODNEY S. PLESS became Vice President and Chief Accounting Officer of TransMontaigne in December 1996 and has been Vice President-Controller and Treasurer of a subsidiary of TransMontaigne since April 1994. He joined TransMontaigne in 1987 and has been Credit and Tax Manager, Accounting Manager and Controller. Prior to joining TransMontaigne, Mr. Pless was with Arthur Young & Co. (a predecessor to Ernst & Young).

  ROBERT W. BRADBERRY has been the President of TransMontaigne Product Services Inc. since January 1, 1997. Mr. Bradberry joined TransMontaigne in 1979 and has served in various senior management positions since that time in the areas of supply, distribution, transportation and marketing of petroleum products and crude oil. Mr. Bradberry is also a Director of Lion Oil Company.

  ROBERT J. CLARK has been the President of Bear Paw Energy Inc. since October 31, 1996. Mr. Clark formed a predecessor of Bear Paw Energy Inc. in March 1995 and joined TransMontaigne in June 1996 when TransMontaigne acquired a majority interest in the predecessor company. Mr. Clark was Senior Vice President of Snyder Oil Corporation from mid-1988 until June 30, 1995. Prior to joining Snyder, Mr. Clark was Vice President Gas Gathering, Processing and Marketing of Ladd Petroleum Corporation, an affiliate of General Electric. Mr. Clark is a member of the Board of Directors of Patina Oil & Gas Corporation.

  LARRY F. CLYNCH has been the President of TransMontaigne Transportation Services Inc. since January 1, 1997. Mr. Clynch joined a subsidiary of TransMontaigne in January 1996 as Senior Vice President of Operations. Prior to that time he was employed by Conoco Pipe Line Company for 28 years where he most recently served as its President. Mr. Clynch has served in numerous advisory positions with industry and governmental organizations.

                           OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information regarding the beneficial ownership of Common Stock and Common Stock equivalents as of April 30, 1997 by each Director, by the executive officers named in the Summary Compensation table, by each person known by TransMontaigne to own more than 5% of the outstanding shares of Common Stock and by all Directors and executive officers as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission (the "SEC").

                                            AMOUNT AND NATURE OF
 NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)(2) PERCENT OF CLASS
 ------------------------------------    -------------------------- ----------------
Cortlandt S. Dietler...................           1,950,539                7.5%
  PO Box 5660
  Denver, CO 80217

Richard E. Gathright...................             533,000                2.0%

Harold R. Logan, Jr. ..................             350,556                1.4%

W. A. Sikora...........................             213,889                 (3)

Robert W. Bradberry....................             155,748                 (3)

Larry F. Clynch........................              56,400                 (3)

First Reserve Fund VI,.................           6,582,830               25.5%
  Limited Partnership and other
   partnerships managed by
    First Reserve Corporation(4)
    475 Steamboat Road
    Greenwich, CT 06830

Yorktown Energy Partners, L.P. ........           3,154,961               12.2%
  and other venture capital funds
   managed by,
  and shares owned by officers of
    Dillon, Read & Co. Inc.(5)
    535 Madison Avenue
    New York, NY 10022

Waterwagon & Co.(6)....................           3,855,434               14.9%
  c/o Merrill Lynch Growth Fund
  800 Scudders Mill Road
  Plainsborough, NJ 08536

Massachusetts Mutual Life Insurance
 Company...............................           1,296,277                5.0%
  and funds managed by
    Massachusetts Mutual Life Insurance
     Co.
    1295 State Street
    Springfield, MA 01111

John A. Hill(4)........................           6,582,830               25.5%
  475 Steamboat Road
  Greenwich, CT 06830

Bryan H. Lawrence(5)...................           3,154,961               12.2%
  535 Madison Avenue
  New York, NY 10022

William E. Macaulay(4).................           6,582,830               25.5%
  475 Steamboat Road
  Greenwich, CT 06830

Edwin H. Morgens.......................              46,144                 (3)

All Directors and Executive Officers as
 a Group (13 Persons)(7)...............          13,373,554               50.6%

--------
(1) All shares are owned both of record and beneficially unless otherwise specified by footnote to this table. Based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the SEC.
(2) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.
(3) Less than one percent.
(4) First Reserve Corporation is an affiliate of John A. Hill and William E. Macaulay, Directors of TransMontaigne. Messrs. Hill and Macaulay disclaim beneficial ownership of these shares.
(5) Yorktown Energy Partners, L.P. and Dillon, Read & Co. Inc. are affiliates of Bryan H. Lawrence, a Director of TransMontaigne. Mr. Lawrence owns 44,923 shares individually and disclaims beneficial ownership of the remaining shares.
(6) TransMontaigne has granted to Waterwagon & Co. the right to maintain its 15% ownership of Common Stock if TransMontaigne issues stock in the future. Merrill Lynch & Co., Inc., a widely-held public company, has sole voting and dispositive control over these shares.
(7) Includes 9,692,868 shares held by affiliates, beneficial ownership of which are disclaimed by the officers and Directors.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers"), based on salary and bonus earned in the fiscal year ended April 30, 1997.

                                                               LONG
                                                               TERM
                                                             COMPEN-
                                                            SATION(2)
                                                            ----------
                                      ANNUAL COMPENSATION     AWARDS
                                      --------------------- ----------
                                                   OTHER
                                                   ANNUAL   SECURITIES ALL OTHER
                                                  COMPEN-   UNDERLYING  COMPEN-
NAME AND PRINCIPAL POSITION      YEAR SALARY(1)    SATION   OPTIONS(#) SATION(3)
---------------------------      ---- ----------  --------- ---------- ---------
Cortlandt S. Dietler(4)......... 1997   $155,898  $       0      --     $  985
  Chairman of the Board and      1996     62,500          0  100,000         0
  Chief Executive Officer        1995          0          0      --          0

Richard E. Gathright............ 1997    209,487          0      --        331
  President and Chief            1996    215,000          0      --          0
  Operating Officer              1995    192,000          0  250,000         0

W.A. Sikora(5).................. 1997    167,590     23,327      --        265
  Executive Vice President       1996    172,000          0  100,000         0
                                 1995          0          0      --          0

Robert W. Bradberry............. 1997    164,246          0      --      1,077
  President, TransMontaigne      1996    162,567          0   20,000         0
  Product Services Inc.          1995    190,800          0      --          0

Larry F. Clynch(6).............. 1997    194,872          0      --      1,231
  President, TransMontaigne      1996     66,667          0   50,000         0
  Transportation Services Inc.   1995          0          0      --          0

--------
1. Amounts shown set forth all cash compensation earned by each of the Named Executive Officers in the years shown, including salaries deferred under the TransMontaigne Oil Company Savings and Profit Sharing Plan (the "401(k) Plan") pursuant to Section 401(k) of the Internal Revenue Code. No bonuses were paid during any of the periods presented.
2. The columns for Long-Term Compensation--Restricted Stock Awards and Long-Term Compensation--Payouts have been omitted (in accordance with applicable SEC rules) because no such compensation has been awarded, earned or paid to any of the Named Executive Officers.
3. Amounts shown set forth the Company's matching contributions to the Company's 401(k) Plan.
4. Mr. Dietler became an employee of the Company on July 1, 1995.
5. Mr. Sikora became an employee of the Company on May 1, 1996. The other annual compensation for Mr. Sikora consists of reimbursements for certain housing costs of $7,077, travel expenses of $9,576 and related income taxes on these items of $6,674.
6. Mr. Clynch became an employee of a wholly-owned subsidiary on January 1, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

  There were no stock options granted to any of the Named Executive Officers during the year ended April 30, 1997.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

  There were no options exercised by any of the Named Executive Officers during the year ended April 30, 1997. The following table provides information with respect to the value as of April 30, 1997 of unexercised in-the-money options held by the Named Executive Officers. The value of unexercised in-the-money options at year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at April 30, 1997.

                                            NUMBER OF
                                            SECURITIES            VALUE OF
                                            UNDERLYING          UNEXERCISED
                                           UNEXERCISED          IN-THE-MONEY
                                       OPTIONS AT FY-END(#) OPTIONS AT FY-END($)
                                       -------------------- --------------------
   NAME                                    EXERCISABLE          EXERCISABLE
   ----                                -------------------- --------------------
   Cortland S. Dietler................       100,000             $  925,000
   Richard E. Gathright...............       250,000              3,012,500
   William A. Sikora..................       100,000              1,205,000
   Robert W. Bradberry................        20,000                185,000
   Larry F. Clynch....................        50,000                500,500

REPORT OF THE COMPENSATION COMMITTEE

  One goal of the Compensation Committee is to design the Company's executive compensation program to enable the Company to attract, retain and motivate the executive personnel deemed necessary to maximize return to shareholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to the success of the Company in creating shareholder value. The program has the following components:

  Base Salaries. The Compensation Committee believes that the Company should offer competitive base salaries to enable it to attract, motivate and retain capable executives. The Compensation Committee has in the past determined levels of base compensation using published compensation surveys for energy and similar sized companies and such levels of base compensation have not been related to the Company's performance. The Compensation Committee may or may not use such surveys or other information to determine levels of base compensation in the future. In addition, the executive officers participate in the Company's 401(k) Plan, which consists of elective employee salary reduction contributions and a Company match equal to 50% of employee contributions on the first 4% of employee compensation contributed.

  Long-Term Incentives. The Compensation Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's shareholders and rewards executives for improved performance by the Company. To date the only long-term compensation available for use by the Compensation Committee has been stock options.

  The Compensation Committee's duties include the annual review and approval of the compensation of the Chief Executive Officer, review and determination of individual elements of compensation for the Company's other executive officers, administration of long-term incentive plans for management, including the selection of the individuals to be granted awards from among those eligible to participate.

  The Compensation Committee has studied the limitation on the deductibility of compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee does not currently intend to award levels of compensation that result in such limitation. The Compensation Committee may authorize compensation in the future that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of stock options.

  Base Salaries. In 1997, the Company adjusted the base salaries of certain officers to reflect promotions and changes of responsibilities. The annual compensation of Cortlandt S. Dietler, the Company's Chief Executive Officer, was adjusted upward in 1997 as a result of the increased activity level of the Company.

  Long-Term Incentives. Despite the Company's improved performance over the prior fiscal year the Company was unable to award any long-term incentives during its most recent fiscal year because no options were available under either of the Company's existing stock option plans.

                                          Compensation Committee

                                          John A. Hill
                                          Bryan H. Lawrence

PERFORMANCE GRAPH

  The graph set forth below provides an indicator of cumulative total shareholder returns on an investment of $100 in shares of Common Stock as compared to an investment of $100 in the S&P 500 Stock Index and a "peer group" index over the period beginning September 30, 1992 and ending April 30, 1997. The Company changed its fiscal year end from September 30 to April 30 in 1994; accordingly the fiscal year ending April 30, 1994 consists of seven months. Prior to December 14, 1993 there was no regular quotation for the Company's Common Stock. The prices shown were listed in "pink sheets" which reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. The stock traded only sporadically during this period.




                     [GRAPH WITH PLOT POINTS APPEARS HERE]



     ------------------------------------------------------------------
                      9/30/92 9/30/93  4/30/94 4/30/95  4/30/96 4/30/97
     ------------------------------------------------------------------
     TransMontaigne    $100    $300     $383    $200     $767    $809
     ------------------------------------------------------------------
     S & P 500         $100    $107     $113    $132     $172    $216
     ------------------------------------------------------------------
     Peer Group (1)    $100    $146     $131    $141     $179    $218
     ------------------------------------------------------------------

  The peer group consists of the following issuers, each of which has been weighted according the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated according to SEC requirements: Aquila Gas Pipeline Corp., Buckeye Partners L.P., MAPCO Inc., Tejas Gas Corporation, TEPPCO Partners, L.P., Kaneb Pipe Line Partners, L.P., Delhi Gas Pipeline Corp., The Williams Companies, Inc., Western Gas Resources, Inc., GATX Corporation, Santa Fe Pacific Pipeline Partners, L.P.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

  On October 31, 1996 the Company issued 100,000 shares of Common Stock in connection with the acquisition of a predecessor of Bear Paw Energy Inc. Mr. Clark, the president of Bear Paw Energy Inc., received 57,013 shares of Common Stock in connection with the acquisition.

  In connection with TransMontaigne's public offering of Common Stock in February 1997, Waterwagon & Co. purchased 738,434 shares of Common Stock for $9,917,169 ($13.43 per share) pursuant to its preemptive right to maintain its ownership of Common Stock at 15%. See "Ownership of Common Stock."

  See "Compensation Committee Interlocks and Insider Participation" for a description of additional related party transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  TransMontaigne's Directors and executive officers are required under the Exchange Act to file with the SEC and the American Stock Exchange reports of ownership and changes in ownership in their holdings of Common Stock. Copies of these reports must also be furnished to TransMontaigne. Based on an examination of these reports and on written representations provided to TransMontaigne, all such reports have been timely filed.

            PROPOSAL TO APPROVE THE COMPANY'S EQUITY INCENTIVE PLAN

  At the Annual Meeting, the shareholders will be asked to approve the Company's Equity Incentive Plan, a copy of which is attached hereto as Appendix A. The Company's Equity Incentive Plan was unanimously approved by the Board on July 18, 1997.

  The Equity Incentive Plan is designed to enable to the Company and its subsidiaries to provide a means to attract able employees and consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. Accordingly, the Equity Incentive Plan provides for (a) granting to certain employees stock options that constitute incentive stock options as defined in Section 422 of the Code, ("ISOs"), (b) granting to certain employees and consultants stock options which do not constitute ISOs ("Nonqualified Stock Options" or "NQSOs"), (c) granting to certain employees and consultants shares of Common Stock that are subject to forfeiture under certain circumstances and/or certain transfer restrictions ("Restricted Stock"), (d) granting to certain employees and consultants stock appreciation rights ("SARs"), (e) granting to certain employees and consultants stock units ("SUs"), (f) granting to certain employees and consultants shares of Common Stock, and (g) other grants of Common Stock.

  Below is a summary of the terms of the Equity Incentive Plan which is qualified in its entirety by reference to the full text of the Equity Incentive Plan which is attached to this Proxy Statement as Appendix A. Approval of the Equity Incentive Plan requires the affirmative vote of a majority of the shares present, or represented by proxy, and entitled to vote at the Annual Meeting.

EQUITY INCENTIVE PLAN

  The Company has adopted the TransMontaigne Oil Company Equity Incentive Plan (the "Equity Incentive Plan") to be effective August 28, 1997. The purposes of the Equity Incentive Plan are to provide those who are selected for participation in the Equity Incentive Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Equity Incentive Plan is more closely aligned with the income of the Company's shareholders. The Equity Incentive Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

  The Equity Incentive Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units and other stock grants to certain employees of the Company and certain consultants to the Company. A maximum of 1,800,000 shares of Common Stock may be subject to awards under the Equity Incentive Plan. The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. Shares of Common Stock covered by unexercised non-qualified or incentive stock options that expire, terminate or are canceled, together with shares of common stock that are surrendered upon exercise of stock appreciation rights, forfeited pursuant to a restricted stock grant or that are used to pay withholding taxes or the option exercise price will again be available for option or grant under the Equity Incentive Plan.

  Participation. The Equity Incentive Plan provides that awards may be made to employees of the Company and consultants to the Company who are responsible for the Company's growth and profitability. The Company currently considers all employees and consultants to be eligible for grants of awards under the Equity Incentive Plan. As of April 30, 1997, the Company had 227 employees and 3 consultants. Directors who are not employees are not eligible. As of July 23, 1997, the closing price of the Common Stock on the American Stock Exchange was $18.875 per share.

  Administration. The Equity Incentive Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee must be structured at all times so that it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has the sole discretion to determine the employees and consultants to whom awards may be granted under the Equity Incentive Plan and the manner in which such awards will vest. Options, stock appreciation rights, restricted stock and stock units are granted by the Committee to employees and consultants in such numbers and at such times during the term of the Equity Incentive Plan as the Committee shall determine, except that the maximum number of shares subject to one or more options or stock appreciation rights that can be granted during any calendar year to any employee or consultant is 1,800,000 shares of Common Stock, and except that incentive options may be granted only to employees. In granting options, stock appreciation rights, restricted stock and stock units, the Committee will take into account such factors as it may deem relevant in order to accomplish the Equity Incentive Plan's purposes, including one or more of the following: the duties of the respective employees and consultants and their present and potential contributions to the Company's success.

  Exercise of Options. The Committee determines the exercise price for each option; however, incentive stock options must have an exercise price that is at least equal to the fair market value of the Common Stock on the date the incentive stock option is granted (at least equal to 110% of fair market value in the case of an incentive stock option granted to an employee who owns Common Stock having more than 10% of the voting power). An option holder may exercise an option by written notice and payment of the exercise price (i) in cash or certified funds, (ii) by the surrender of a number of shares of Common Stock already owned by the option holder for at least six months with a fair market value equal to the exercise price, or (iii) through a broker's transaction by directing the broker to sell all or a portion of the Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price. In addition, in the sole discretion of the Committee, the Company may guaranty a third-party loan obtained by the option holder to pay the exercise price; provided that the loan or the Company's guaranty is secured by the shares purchased. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may satisfy the income tax withholding obligation through the withholding of a portion of the Common Stock to be received upon exercise of the option.

  Term of Options; Termination of Employment or Services. The Committee determines the period during which the option may be exercised (the "Option Term"), which may not be longer than ten years (five years in the case of an incentive option granted to an employee who owns Common Stock having more than 10% of the voting power). If the option holder's services are terminated for cause, the option terminates immediately. If the option holder terminates other than on account of cause, death, or disability, the option can be exercised for three months after termination. If the option holder dies within the Option Term or in the three months following termination of employment or consulting services, the option can be exercised for one year following death. If the option holder terminates on account of disability, the option can be exercised for one year following termination. In all cases, the option can only be exercised during the Option Term and only to the extent that the option had become vested prior to termination.

  Replacement Options. The Committee may, in its sole discretion, grant a replacement option to an option holder who pays all or a portion of the exercise price or a portion of any required tax withholding with Common Stock that has been held for a period determined by the Committee, but not shorter than six months. Such replacement option would cover the number of shares of Common Stock used to pay the exercise price or tax withholding.

  Other Awards. The Committee may award an employee or consultant a number of shares of restricted stock determined by the Committee in its sole discretion. A restricted stock award is subject to such restrictions, including continuous employment with the Company or an affiliate of the Company for a stated period of time or the attainment of performance goals and objectives, as determined by the Committee in its sole discretion. The restrictions can vary among grantees and awards.

  The Committee may grant a stock appreciation right either in connection with an option, either at the time of grant or by amendment, or separate from an option. Each stock appreciation right shall entitle the holder to receive from the Company, upon exercise, either (i) an amount equal to the excess of the fair market value of one share of Common Stock over the fair market value per share on the date of grant times the number of shares as to which the stock appreciation right is exercised, or (ii) an amount determined on the basis of such factors as may be specified by the Committee at the time of the grant of the stock appreciation right. If the stock appreciation right was issued in connection with the grant of an option, the number of shares as to which the stock appreciation right is exercised shall reduce, on a share-per-share basis, the number of shares thereafter subject to the option. Payment shall be made in shares of Common Stock valued at fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Committee. The Committee may permit the holder to pay amounts due under applicable withholding tax laws upon receipt of shares of Common Stock by authorizing the Company to withhold or accept shares of Common Stock.

  From time to time, the Committee may grant stock units to employees and consultants. The Committee will determine the number of stock units to be granted, the goals and objectives to be satisfied, the time and manner of payment, and other terms and conditions of stock units.

  The Committee may, in its sole discretion, establish other incentive compensation arrangements subject to the Equity Incentive Plan pursuant to which employees and consultants may acquire Common Stock or provide that other incentive compensation will be paid in Common Stock under the Equity Incentive Plan.

  Transferability of Awards. Options, stock appreciation rights, stock units and restricted stock awards granted under the Equity Incentive Plan are not transferable other than by will or by the laws of descent and distribution.

  Change in Control. All awards granted under the Equity Incentive Plan shall immediately vest upon any "change in control" of the Company. A "change in control" occurs (a) if more than 33% of the Company's voting stock is acquired, or (b) if, at any time during a period of three consecutive years (not including any period before the effective date of the Equity Incentive
Plan), persons who were the majority of the board at the beginning of such period (and any new directors whose election by the board or whose nomination for election by the stockholders was approved by a vote of at least two-thirds of the directors who were directors at the beginning of the period or whose election or nomination was previously so approved) cease for any reason to be a majority of the board, or (c) the Company's stockholders approve a merger or consolidation of the Company, other than a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by conversion into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after the merger or consolidation or the Company's stockholder's approve a plan of complete liquidation of the Company or the sale or disposition of all or substantially all of the Company's assets.

  Merger and Reorganization. Unless the Committee provides otherwise, prior to and as a condition to the effectiveness of (i) an exchange or conversion of the Common Stock into securities of another corporation, (ii) the consolidation or merger of TransMontaigne (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or (iii) a sale or conveyance of all or substantially all of the assets of TransMontaigne, the surviving or resulting entity must provide for the conversion of outstanding Options and other Awards into the right to purchase or to receive the kind and amount of stock, other securities, cash and other property that would have been received by a holder of the number of shares of Common Stock subject to the Option or other Award immediately prior to the transaction. The holders of converted Options and Awards have the same rights of election as to the amount of stock, securities, cash and other property receivable as a stockholder had with respect to the transaction.

  Amendment and Termination. The Board may amend the Equity Incentive Plan in any respect at any time provided shareholder approval is obtained when necessary or desirable, but no amendment can impair any option, stock appreciation rights, awards or units previously granted or deprive an option holder, without his or her consent, of any Common Stock previously acquired. The Equity Incentive Plan will terminate on August 27, 2007 unless sooner terminated by the Board.

  Federal Income Tax Consequences of Exercise of Options Under the Equity Incentive Plan. When a non-qualified stock option is granted, there are no income tax consequences for the option holder or the Company. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. If, however, the option holder exercises the non-qualified option within six months after it was granted and if the sale of the Common Stock at a profit would subject the option holder to liability under Section 16(b) of the Exchange Act ("Section 16(b)"), the option holder will recognize compensation income equal to the excess of (i) the fair market value of the Common Stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the Common Stock without Section 16(b) liability over (ii) the exercise price. The option holder can make an election under section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. The compensation recognized by an employee is subject to income tax withholding. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility.

  When an incentive stock option is granted, there are no income tax consequences for the option holder or the Company. When an incentive option is exercised, the option holder does not recognize income and the Company does not receive a deduction. The option holder, however, must treat the excess of the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the Common Stock (described below) in the same taxable year the incentive stock option was exercised, there are no alternative minimum tax consequences.

  If the option holder disposes of the Common Stock after the option holder has held the Common Stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. The Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the Common Stock by disposing of the Common Stock before it has been held for at least two years after the date the incentive option was granted and one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of (i) the fair market value of the Common Stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (ii) the exercise price. At present, the Company is not required to withhold income or other taxes. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility.

  The Equity Incentive Plan provides that option holders are responsible for making appropriate arrangements with the Company to provide for any additional withholding amounts. Furthermore, the Company shall have no obligation to deliver shares of Common Stock upon the exercise of any options, stock appreciation rights, awards or units under the Equity Incentive Plan until all applicable federal, state and local income and other tax withholding requirements have been satisfied.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending April 30, 1998.

  KPMG Peat Marwick LLP was the Company's independent auditor for the year ended April 30, 1997. Coopers & Lybrand L.L.P. served as independent accountant for Sheffield Exploration Company, Inc. for the years ended June 30, 1995 and 1994. On July 16, 1996, the Company's Board of Directors, in connection with the change in control of TransMontaigne selected KPMG Peat Marwick LLP to serve as its independent accountant with respect to periods after the change in control. The Board of Directors' failure to select Coopers & Lybrand L.L.P. as the Company's independent accountants constitutes their being "dismissed" as such term is used in Item 304 of Regulation S-K, under the Securities Act of 1933, as amended. The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the years ended June 30, 1995 and 1994 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the years ended June 30, 1995 and 1994 or for any subsequent interim period, the Company has not had any disagreement with Coopers & Lybrand L.L.P. on any matter of accounting principles, financial statement disclosure, or auditing scope or procedures which disagreement if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused Coopers & Lybrand L.L.P. to make reference to the subject matter of the disagreement in connection with its report.

  KPMG Peat Marwick LLP has informed the Company that it has no direct financial interest or any material indirect financial interest in the Company, and has had no connection with the Company in the capacity of promoter, underwriter, voting trustee, Director, officer or employee.

  The Company anticipates that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1998.

                                 ANNUAL REPORT

  The 1997 Annual Report of the Company for the fiscal year ended April 30, 1997, as filed with the SEC on Form 10-K, is being forwarded to each Stockholder of record as of July 23, 1997, together with this Proxy Statement and a Company brochure.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

  Any proposal intended to be presented by a stockholder at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office no later than April 10, 1998 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting.

  The Board of Directors knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

  THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                          By Order of the Board of Directors


                                          Frederick W. Boutin
                                          Secretary

                                   APPENDIX A



                           TRANSMONTAIGNE OIL COMPANY


                             EQUITY INCENTIVE PLAN

                          (EFFECTIVE AUGUST 28, 1997)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I INTRODUCTION.....................................................  A-4
  1.1 Establishment........................................................  A-4
  1.2 Purposes.............................................................  A-4

ARTICLE II DEFINITIONS.....................................................  A-4
  2.1 Definitions..........................................................  A-5
  2.2 Gender and Number....................................................  A-5

ARTICLE III PLAN ADMINISTRATION............................................  A-6

ARTICLE IV STOCK SUBJECT TO THE PLAN.......................................  A-6
  4.1 Number of Shares.....................................................  A-6
  4.2 Other Shares of Stock................................................  A-6
  4.3 Adjustments for Stock Split, Stock Dividend, Etc.....................  A-7
  4.4 Other Distributions and Changes in the Stock.........................  A-7
  4.5 General Adjustment Rules.............................................  A-7
  4.6 Determination by the Committee, Etc..................................  A-7

ARTICLE V CORPORATE REORGANIZATION; CHANGE IN CONTROL......................  A-7
  5.1 Reorganization of TransMontaigne.....................................  A-7
  5.2 Reorganization of Affiliated Corporations............................  A-8
  5.3 Change in Control of TransMontaigne..................................  A-8

ARTICLE VI PARTICIPATION...................................................  A-9

ARTICLE VII OPTIONS........................................................  A-9
  7.1 Grant of Options.....................................................  A-9
  7.2 Stock Option Certificates............................................  A-9
  7.3 Restrictions on Incentive Options.................................... A-12
  7.4 Shareholder Privileges............................................... A-12

ARTICLE VIII RESTRICTED STOCK AWARDS....................................... A-13
  8.1 Grant of Restricted Stock Awards..................................... A-13
  8.2 Restrictions......................................................... A-13
  8.3 Privileges of a Stockholder, Transferability......................... A-13
  8.4 Enforcement of Restrictions.......................................... A-13

ARTICLE IX STOCK UNITS..................................................... A-13

ARTICLE X STOCK APPRECIATION RIGHTS........................................ A-14
 10.1 Persons Eligible..................................................... A-14
 10.2 Terms of Grant....................................................... A-14
 10.3 Exercise............................................................. A-14
 10.4 Number of Shares or Amount of Cash................................... A-14
 10.5 Effect of Exercise................................................... A-14
 10.6 Termination of Services.............................................. A-14

ARTICLE XI STOCK BONUSES................................................... A-14

ARTICLE XII OTHER COMMON STOCK GRANTS...................................... A-15

ARTICLE XIII RIGHTS OF PARTICIPANTS........................................ A-15
 13.1 Service.............................................................. A-15
 13.2 Nontransferability................................................... A-15
 13.3 No Plan Funding...................................................... A-15

                                                                            PAGE
                                                                            ----
ARTICLE XIV GENERAL RESTRICTIONS........................................... A-15
 14.1 Investment Representations........................................... A-15
 14.2 Compliance with Securities Laws...................................... A-16
 14.3 Changes in Accounting Rules.......................................... A-16

ARTICLE XV OTHER EMPLOYEE BENEFITS......................................... A-16

ARTICLE XVI AMENDMENT, MODIFICATION AND TERMINATION........................ A-16

ARTICLE XVII WITHHOLDING................................................... A-17
 17.1 Withholding Requirement.............................................. A-17
 17.2 Withholding With Stock............................................... A-17

ARTICLE XVIII REQUIREMENTS OF LAW.......................................... A-17
 18.1 Requirements of Law.................................................. A-17
 18.2 Federal Securities Law Requirements.................................. A-17
 18.3 Governing Law........................................................ A-17

ARTICLE XIX DURATION OF THE PLAN........................................... A-17

                          TRANSMONTAIGNE OIL COMPANY

                             EQUITY INCENTIVE PLAN


                                   ARTICLE I

                                 INTRODUCTION

  1.1 ESTABLISHMENT. TransMontaigne Oil Company, a Delaware corporation, hereby establishes the TransMontaigne Oil Company Equity Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(f)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, restricted stock awards, stock appreciation rights, stock bonuses, stock units and other stock grants to certain employees of the Company and to certain consultants to the Company.

  1.2 PURPOSES. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.


                                  ARTICLE II

                                  DEFINITIONS

  2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

    (a) "AFFILIATED CORPORATION" means any corporation or other entity (including, but not limited to, a partnership) that is affiliated with TransMontaigne Oil Company through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

    (b) "AWARD" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Stock Unit, grants of Stock pursuant to Article XI or other issuances of Stock hereunder.

    (c) "BOARD" means the Board of Directors of TransMontaigne.

    (d) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

    (e) "COMMITTEE" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Committee and any subcommittee or special committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

    (f) "COMPANY" means TransMontaigne and the Affiliated Corporations.

    (g) "DISABLED" or "DISABILITY" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

    (h) "EFFECTIVE DATE" means the effective date of the Plan, August 28, 1997.

    (i) "ELIGIBLE EMPLOYEES" means those key employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under section 3401 of the Code.

    (j) "ELIGIBLE CONSULTANTS" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

    (k) "FAIR MARKET VALUE" means the officially quoted closing price of the Stock on the American Stock Exchange or such other listing exchange on which the Stock is quoted on a particular date. If there are no Stock transactions on a particular date, the Fair Market Value shall be determined as of the immediately preceding date on which there were such Stock transactions. If the price of the Stock is not reported on any national securities exchange or national market system, the Fair Market Value of the Stock shall be as determined by the Committee. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(f)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

    (l) "INCENTIVE OPTION" means an Option designated as such and granted in accordance with Section 422 of the Code.

    (m) "NON-QUALIFIED OPTION" means any Option other than an Incentive
  Option.

    (n) "OPTION" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

    (o) "OPTION CERTIFICATE" shall have the meaning given to such term in
  Section 7.2 hereof.

    (p) "OPTION HOLDER" means a Participant who has been granted one or more Options under the Plan.

    (q) "OPTION PRICE" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

    (r) "PARTICIPANT" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

    (s) "RESTRICTED STOCK AWARD" means an award of Stock granted to a Participant pursuant to Article VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

    (t) "SHARE" means a share of Stock.

    (u) "STOCK" means the common stock of TransMontaigne.

    (v) "STOCK APPRECIATION RIGHT" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

    (w) "STOCK BONUS" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

    (x) "STOCK UNIT" means a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this Plan.

    (y) "TRANSMONTAIGNE" means TransMontaigne Oil Company, a Delaware corporation, and any successor thereto.

  2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                  ARTICLE III

                              PLAN ADMINISTRATION

  The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, the number of Stock Units, Stock Appreciation Rights or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses and Stock Units, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of TransMontaigne and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of TransMontaigne and the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                  ARTICLE IV

                           STOCK SUBJECT TO THE PLAN

  4.1 NUMBER OF SHARES. The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed 1,800,000, subject to the provisions regarding changes in capital described below. The maximum number of Shares with respect to which a Participant may receive Options and Stock Appreciation Rights under the Plan in any calendar year is 1,800,000 Shares. The limitation set forth in the preceding sentence shall be applied in a manner that will permit compensation resulting from Options and Stock Appreciation Rights granted under the Plan to constitute "performance based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against the annual maximum number of Shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options or Stock Appreciation Rights that are canceled and repriced. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by TransMontaigne. This authorization may be increased from time to time by approval of the Board and by the stockholders of TransMontaigne if, in the opinion of counsel for TransMontaigne, stockholder approval is required. Shares of Stock that may be issued upon exercise of Options or Stock Appreciation Rights, that are issued as Restricted Stock Awards or Stock Bonuses, that are issued with respect to Stock Units, and that are issued as incentive compensation or other Stock grants under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. TransMontaigne shall at all times during the term of the Plan and while any Options or Stock Units are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

  4.2 OTHER SHARES OF STOCK. Any shares of Stock that are subject to an Option that expires or for any reason is terminated without having been exercised, any shares of Stock that are subject to an Award (other than an Option) and that are forfeited, and any shares of Stock withheld for the payment of taxes or received by TransMontaigne as payment of the exercise price of an Option shall automatically become available for use under the Plan, provided, however, that no more than 1,800,000 shares of Stock may be awarded pursuant to Incentive Options.

  4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If TransMontaigne shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

  4.4 OTHER DISTRIBUTIONS AND CHANGES IN THE STOCK. If

     (a) TransMontaigne shall at any time distribute with respect to the Stock assets or securities of persons other than TransMontaigne (excluding cash or distributions referred to in Section 4.3), or

     (b) TransMontaigne shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of TransMontaigne, or

     (c) there shall be any other change (except as described in Section 4.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.4, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock after such Restricted Stock Award was granted upon the Participant's becoming a holder of record of the Stock.

  4.5 GENERAL ADJUSTMENT RULES. No adjustment or substitution provided for in this Article IV shall require TransMontaigne to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

  4.6 DETERMINATION BY THE COMMITTEE, ETC. Adjustments under this Article IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.


                                   ARTICLE V

                  CORPORATE REORGANIZATION; CHANGE IN CONTROL

  5.1 REORGANIZATION OF TRANSMONTAIGNE. Unless the Committee provides otherwise, prior to and as a condition to the effectiveness of any exchange or conversion of the Stock for or into securities of another corporation, or in case of the consolidation or merger of TransMontaigne with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Stock) or in case of any sale or conveyance of all or substantially all of the assets of TransMontaigne, the person formed by such consolidation or resulting from such exchange or conversion or merger or which acquires such assets, as the case may be, shall make provision such that the outstanding Options shall thereafter be exercisable for, and each outstanding Award shall be converted into or entitle the Participant to receive, the kind and amount of shares of stock, other securities, cash and other property receivable upon such exchange, conversion, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Stock equal to the number of Shares issuable upon exercise of the Option, or issuance or payment with respect to the Award, immediately prior to the effective date of such exchange, conversion, merger, consolidation, sale or conveyance, with the same rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such exchange or conversion, consolidation, merger, sale or conveyance of such a holder of Stock, assuming such holder of Stock of TransMontaigne is not a person with which TransMontaigne consolidated or into which TransMontaigne merged or which merged into TransMontaigne or to which such sale or transfer was made as the case may be ("constituent entity"), or an affiliate of a constituent entity and the provisions set forth herein (including the specified changes in and other adjustments of the number of Shares issuable upon exercise of an Option or issuance of or payment with respect to an Award) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon exercise of an Option or issuance of or payment with respect to an Award.

  5.2 REORGANIZATION OF AFFILIATED CORPORATIONS. If an Affiliated Corporation is merged or consolidated with another corporation (other than a merger or consolidation pursuant to which the Affiliated Corporation continues to be, or the continuing corporation is, affiliated with TransMontaigne through stock ownership or control), or if all or substantially all of the assets or more than 50% of the stock of the Affiliated Corporation is acquired by any other corporation, business entity or person (other than a transaction in which the successor is affiliated with TransMontaigne through stock ownership or control), or in the case of a reorganization (other than a reorganization under the United States Bankruptcy Code) including a divisive reorganization under Section 355 of the Code, or liquidation of the Affiliated Corporation, the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise or modification of any outstanding Awards granted hereunder to an Eligible Employee of, or an Eligible Consultant to, the affected Affiliated Corporation as the Committee shall determine in its discretion.

  5.3 CHANGE IN CONTROL OF TRANSMONTAIGNE.

  (a) IN GENERAL. Unless provided otherwise by the Committee at the time of the grant of an Award, upon a change in control of TransMontaigne as defined in subsection 5.3(b), then (i) all Options shall become immediately exercisable in full during the remaining term thereof, and shall remain so, whether or not the Participants to whom such Options have been granted remain employees or consultants of the Company; (ii) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapse; (iii) all Stock Units shall become immediately payable; and (iv) all other Awards shall become immediately exercisable or shall vest, as the case may be, without any further action or passage of time. The Committee, in its sole discretion, without obtaining stockholder approval, may take any or all of the following actions subject to the limitations set forth in Article XVI: (A) grant a cash bonus award to any Participant in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Participant, (B) pay cash to any or all Participants in exchange for their outstanding Options and Stock Appreciation Rights in an amount equal to the excess of (1) the tender offer price for the Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options or the Stock Appreciation rights over (2) the Option Price for such Options or the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted, and (C) make any other adjustments or amendments to outstanding Awards.

  (b) DEFINITION. For purposes of this Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934
Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                  ARTICLE VI

                                 PARTICIPATION

  Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with TransMontaigne, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.


                                  ARTICLE VII

                                    OPTIONS

  7.1 GRANT OF OPTIONS. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised, except as provided in subsection 7.2(j). An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

  7.2 STOCK OPTION CERTIFICATES. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Certificate"). An Option Certificate shall be issued by TransMontaigne in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Certificate shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

    (a) NUMBER OF SHARES. Each Option Certificate shall state that it covers a specified number of shares of Stock, as determined by the Committee.

    (b) PRICE. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Certificate, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date an Incentive Option is granted. The Option Price for each Share covered by a Non-Qualified Option may be any price less than Fair Market Value, in the sole discretion of the Committee; provided however, that the Option Price for each Share covered by a Non-Qualified Option granted to an Eligible Employee who is subject to Section 162(m) of the Code shall be at least equal to the Fair Market Value of the Stock on the date the Option is granted.

    (c) DURATION OF OPTIONS; RESTRICTIONS ON EXERCISE. Each Option Certificate shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Certificate shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

    (d) TERMINATION OF SERVICES, DEATH, DISABILITY, ETC. The Committee may specify the period, if any, after which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

      (i) If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures.

      (ii) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

      (iii) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

      (iv) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

    (e) TRANSFERABILITY. Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Committee may, however, provide at the time of grant that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder's immediate family, a trust of which members of the Option Holder's immediate family are the only beneficiaries, or a partnership of which members of the Option Holder's immediate family or trusts for the sole benefit of the Option Holder's immediate family are the only partners. Immediate family means the Option Holder's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters) and children, grandchildren, and siblings by adoption. During the Option Holder's lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

    (f) EXERCISE, PAYMENTS, ETC.

      (i) MANNER OF EXERCISE. The method for exercising each Option granted hereunder shall be by delivery to TransMontaigne of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of TransMontaigne within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to TransMontaigne in full. If the Option Price is paid by means of a broker's loan transaction described in subsection 7.2(f)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by TransMontaigne regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, TransMontaigne shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

      (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

        (A) in cash;

        (B) by certified check, cashier's check or other check acceptable to the Company, payable to the order of TransMontaigne;

        (C) by delivery to TransMontaigne of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to TransMontaigne; provided however, that no Option may be exercised by delivery to TransMontaigne of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

        (D) by delivery to TransMontaigne of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to TransMontaigne promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

      (iii) In the discretion of the Committee, TransMontaigne may guaranty a third-party loan obtained by the Participant to pay part or all of the Option Price of the Shares provided that such loan or TransMontaigne's guaranty is secured by the Shares.

    (g) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

    (h) WITHHOLDING.

      (i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Article XVII.

      (ii) Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

    (i) ISSUANCE OF ADDITIONAL OPTION. If an Option Holder pays all or any portion of the exercise price of an Option with Stock, or pays all or any portion of the applicable withholding taxes with respect to the exercise of an Option with Stock that has been held by the Option Holder for more than a period, not shorter than six months, to be determined by the Committee, the Committee may, in its sole discretion, grant to such Option Holder a new Option covering the number of shares of Stock used to pay such exercise price and/or withholding tax. The new Option shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the date of the exercise of the Option and shall have the same terms and provisions as the exercised Option, except as otherwise determined by the Committee in its sole discretion.

  7.3 RESTRICTIONS ON INCENTIVE OPTIONS.

    (a) INITIAL EXERCISE. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

    (b) TEN PERCENT STOCKHOLDERS. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of TransMontaigne shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

  7.4 SHAREHOLDER PRIVILEGES. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV.

                                 ARTICLE VIII

                            RESTRICTED STOCK AWARDS

  8.1 GRANT OF RESTRICTED STOCK AWARDS. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

  8.2 RESTRICTIONS. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to TransMontaigne. If a Participant's employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to TransMontaigne.

  8.3 PRIVILEGES OF A STOCKHOLDER, TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Article VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 11.2.

  8.4 ENFORCEMENT OF RESTRICTIONS. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

    (a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of TransMontaigne while the restrictions remain in effect; or

    (b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.


                                  ARTICLE IX

                                  STOCK UNITS

  A Participant may be granted a number of Stock Units determined by the Committee. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee.

                                   ARTICLE X

                           STOCK APPRECIATION RIGHTS

  10.1 PERSONS ELIGIBLE. The Committee, in its sole discretion, may grant Stock Appreciation Rights to Eligible Employees or Eligible Consultants.

  10.2 TERMS OF GRANT. The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised and any other terms that shall apply to the Stock Appreciation Right.

  10.3 EXERCISE. A Stock Appreciation Right shall entitle a Participant to receive a number of shares of Stock (without any payment to TransMontaigne, except for applicable withholding taxes), cash, or Stock and cash, as determined by the Committee in accordance with Section 10.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to TransMontaigne, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised. Upon receipt of the notice from the Participant, TransMontaigne shall deliver to the person entitled thereto (i) a certificate or certificates for Stock and/or (ii) a cash payment, in accordance with Section 10.4 below. The date TransMontaigne receives written notice of such exercise hereunder is referred to in this Article X as the "exercise date". The delivery of Stock or cash received pursuant to such exercise shall take place at the principal offices of TransMontaigne within 30 days following delivery of such notice.

  10.4 NUMBER OF SHARES OR AMOUNT OF CASH. Subject to the discretion of the Committee to substitute cash for Stock, or Stock for cash, the number of Shares that may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares of Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of one share of Stock on the exercise date exceeds the Fair Market Value of one Share of Stock on the date of grant of one Share of Stock Appreciation Right, by (b) the Fair Market Value of one Share of Stock on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Stock on the exercise date for any or all of the Shares of Stock that would otherwise be issuable upon exercise of the Stock Appreciation Right.

  10.5 EFFECT OF EXERCISE. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights that were granted in tandem with such Stock Appreciation Rights and Options.

  10.6 TERMINATION OF SERVICES. Upon the termination of the services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of services, as are specified in
Section 7.2(d) with respect to Options.


                                  ARTICLE XI

                                 STOCK BONUSES

  The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

                                  ARTICLE XII

                           OTHER COMMON STOCK GRANTS

  From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.


                                 ARTICLE XIII

                            RIGHTS OF PARTICIPANTS

  13.1 SERVICE. Nothing contained in the Plan or in any Award, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

  13.2 NONTRANSFERABILITY. Except as provided otherwise at the time of grant, no right or interest of any Participant in an Option, a Stock Appreciation Right, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), a Stock Unit, or other Award granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units shall, to the extent provided in Articles VII, VIII, IX, X and XI, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. Notwithstanding the foregoing, the Option Holder may not transfer an Incentive Option during the Option Holder's lifetime. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

  13.3 NO PLAN FUNDING. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.


                                  ARTICLE XIV

                             GENERAL RESTRICTIONS

  14.1 INVESTMENT REPRESENTATIONS. TransMontaigne may require any person to whom an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock Bonus is granted, as a condition of exercising such Option or Stock Appreciation Right, or receiving such Restricted Stock Award, Stock Unit, or Stock Bonus, to give written assurances in substance and form satisfactory to TransMontaigne and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as TransMontaigne deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

  14.2 COMPLIANCE WITH SECURITIES LAWS. Each Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to TransMontaigne shall determine that the listing, registration or qualification of the shares subject to such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require TransMontaigne to apply for or to obtain such listing, registration or qualification.

  14.3 CHANGES IN ACCOUNTING RULES. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of TransMontaigne, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights, outstanding Restricted Stock Awards, outstanding Stock Units and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.


                                  ARTICLE XV

                            OTHER EMPLOYEE BENEFITS

  The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock Award, receipt of Stock Bonuses, distributions with respect to Stock Units, or the grant of Stock shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.


                                  ARTICLE XVI

                    AMENDMENT, MODIFICATION AND TERMINATION

  The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if TransMontaigne, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

  No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock Bonuses or other Awards. No Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus or other Award granted under the Plan may be amended or modified in any manner that would adversely affect the Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus or other Award without the consent of the Participant holding such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus or other Award.

                                 ARTICLE XVII

                                  WITHHOLDING

  17.1 WITHHOLDING REQUIREMENT. TransMontaigne's obligations to deliver shares of Stock upon the exercise of any Option, or Stock Appreciation Right, the vesting of any Restricted Stock Award, payment with respect to Stock Units, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

  17.2 WITHHOLDING WITH STOCK. At the time the Committee grants an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus, other Award, or Stock, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to TransMontaigne, or to have TransMontaigne withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

    (a) All elections must be made prior to the Tax Date.

    (b) All elections shall be irrevocable.

    (c) If the Participant is an officer or director of TransMontaigne within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.


                                 ARTICLE XVIII

                              REQUIREMENTS OF LAW

  18.1 REQUIREMENTS OF LAW. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

  18.2 FEDERAL SECURITIES LAW REQUIREMENTS. If a Participant is an officer or director of TransMontaigne within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

  18.3 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                  ARTICLE XIX

                             DURATION OF THE PLAN

  Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on August 27, 2007, and no Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Stock

Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: To be effective       , 1997.

                                          TRANSMONTAIGNE OIL COMPANY,
                                           a Delaware corporation

                                          By:__________________________________

                                                                      4550-PS-97

                          TransMontaigne Oil Company

          THIS PROXY IS SOLICATED ON BEHALF OF THE BOARD OF DIRECTORS

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                August 28, 1997

PROXY

The undersigned stockholder of TransMontaigne Oil Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 8, 1997, and hereby appoints Richard E. Gathright and Fredrick W. Boutin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of TransMontaigne Oil Company to be held August 28, 1997 at 9:00 a.m., Denver Time, in the Central City Room at the Brown Palace Hotel, 321 17th Street, Denver, Colorado and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                                                                   |SEE REVERSE|
                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |    SIDE   |
                                                                   -------------

                                  DETACH HERE
--------------------------------------------------------------------------------

        Please mark
   [X]  votes as in
        this example

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING APRIL 30, 1998 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERTY COME BEFORE THE MEETING.


1. Election of seven Directors:
Nominees: Cortlandt S. Dietler, Richard E. Gathright, John A.        2.  PROPOSAL TO APPROVE            FOR     AGAINST   ABSTAIN
Hill, Bryan H. Lawrence, Harold R. Logan, Jr., William E.                TRANSMONTAIGNE'S EQUITY
Macaulay and Edwin H. Morgens                                            INCENTIVE PLAN AS DESCRIBED    [_]       [_]       [_]
              FOR       WITHHELD                                         IN THE ACCOMPANYING PROXY
              ALL       FROM ALL                                         STATEMENT.
            NOMINEES    NOMINEES
              [_]         [_]                                        3.  PROPOSAL TO RATIFY THE         FOR     AGAINST   ABSTAIN
                                                                         APPOINTMENT OF KPMG PEAT
                                                                         MARWICK LLP AS                 [_]       [_]       [_]
                                                                         TRANSMONTAIGNE'S
                                                                         INDEPENDENT PUBLIC
                                                                         ACCOUNTANTS FOR
                                                                         THE FISCAL YEAR ENDING APRIL 30, 1998.

[_]                                                                      And, in their discretion, upon such other matter or matters
    -----------------------------------                                  which may properly come before the meeting or any
    FOR all nominees except as noted above                               adjournment or adjournments thereof.

MARK HERE                                                                (This Proxy should be marked, dated and signed by the
FOR ADDRESS          [_]                                                 stockholder(s) exactly as his or her name appears hereon,
CHANGE AND                                                               and returned promptly in the enclosed envelope. Persons
NOTE BELOW                                                               signing in a fiduciary capacity should so indicate. If
                                                                         shares are held by joint tenants or as community property, both should sign.)


Signature:                         Date:                                 Signature:                         Date:
          ------------------------      --------                                   ------------------------      --------